EXHIBIT 99.1

INTRONIC SOLUTIONS GROUP, LLC

FINANCIAL STATEMENTS,
AND AUDITOR’S REPORT
FOR THE YEAR ENDED DECEMBER 31, 2009

Ong & Company
                                                                                                                                            certified public accountants

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Intronic Solutions Group, LLC
Overland Park, KS

We have audited the statement of financial condition of Intronic Solutions Group, LLC as of December 31, 2009, and the related statements of income,  retained earnings and cash flows for the year then ended in accordance with Generally Accepted Auditing Standards issued by the American Institute of Certified Public Accountants.  All information included in these financial statements is the representation of the management of Intronic Solutions Group, LLC.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Intronic Solutions Group, LLC as of December 31, 2009, and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

ONG & COMPANY
April 20, 2010

Corporate Woods, Building 32 · 9225 Indian Creek Parkway, Suite 100 · Overland Park, Kansas 66210 · www.OngAndCompany.com

INTRONIC SOLUTIONS GROUP, LLC
BALANCE SHEET
As of December 31, 2009

ASSETS
Current Assets
Cash	$14,455
Accounts Receivable (Note 2)	85,329
Due from Members	14,867
Total Current Assets	114,651

Property and Equipment (Note 3)	251,158

Other Assets
Intangible Assets (Note 4)	5,180
Total Assets	$370,989

LIABILITIES AND MEMBER'S EQUITY
Current Liabilities
Accounts payable-credit cards	$67,512
Lines of Credit (Note 5)	148,919
Current portion of long-term debt (Note 6)	29,327
Other current liabilities	13,726
Total Current Liabilities	259,484

Long-Term Debt, Less Current Portion (Note 6)	198,152

Members' Equity (Accumulated Deficit)	(86,647)

Total Liabilities and Equity	$370,989

See accompanying notes and independent auditor’s report.

INTRONIC SOLUTIONS GROUP, LLC
STATEMENT OF INCOME AND MEMBERS’ EQUITY
For the Year Ended December 31, 2009

Contract Revenues Earned	$3,779,521

Cost of Revenues Earned	(2,646,151)

Gross Profit	1,133,370

Expenses
General & Administrative
Salaries & Wages	674,901
Payroll Taxes	191,156
Equipment Leasing	4,386
Bank Service Charges	1,512
Vehicle Lease Expense	24,633
Vehicle Expense, Other	11,741
Dues & Subscriptions	54,346
Insurance	29,553
Marketing	17,132
Meals & Entertainment	29,195
Office Supplies	13,614
Professional Fees	12,516
Telephone	38,984
Travel	42,331
Amortization	374
Depreciation	11,058
Other General & Admin Expense	23,413
1,180,845

Income <Loss> from Operations	(47,475)

Other Income (Expense)
Interest expense	(64,590)
(64,590)

Net Income (Loss)	$(112,065)

MEMBERS' EQUITY (Accumulated Deficit)
Balance at January 1, 2009	$25,418
Net Income (Loss)	(112,065)
Balance at December 31, 2009	$(86,647)

See accompanying notes and independent auditor’s report.

INTRONIC SOLUTIONS GROUP, LLC
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2009

Cash Flows from Operating Activities
Net Income (Loss)	$(112,065)
Adjustments to reconcile net income
to net cash provided by (used in)
operating activities:
Depreciation	11,058
Amortization	374
Accounts receivable decrease	153,194
Accounts payable increase	15,189
Other liabilities decrease	(92,076)
Net cash provided by operating activities	(24,326)

Cash Flows from Investing Activities
Purchase of property and equipment	(37,765)
Net cash used in investing activities	(37,765)

Cash Flows from Financing Activities
Borrowings on lines-of-credit debt	51,919
Repayments of long-term debt	(2,149)
Advances to members	(19,076)
Net cash provided by financing activities	30,694

Net Increase in Cash	(31,397)

Cash - January 1, 2009	45,852

Cash - December 31, 2009	$14,455

Supplemental Disclosures:
Interest Paid	$64,590

See accompanying notes and independent auditor’s report.

INTRONIC SOLUTIONS GROUP, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

Intronic Solutions Group, LLC (the Company) is engaged in the business of supplying skilled temporary personnel to clients requiring temporary information technology personnel for short term commitments or permanent hire positions.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.  Actual results may differ from these estimates.

Revenue and Cost Recognition

The Company recognizes revenues as they are earned under the accrual method of accounting.

Costs related to revenue production are recognized in the period in which they are incurred. Selling, general and administrative costs are charged to expense as incurred.  Provisions for estimated losses on receivables are provided for on an annual basis.

Accounts Receivable

Receivables are recorded when invoices are issued and are presented in the balance sheet net of the allowance for doubtful accounts.  Receivables are written off when they are determined to be uncollectible.  The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions and the financial stability of its customers.

Depreciation

Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally from five to forty years.

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Amortization

Amortization is provided on the straight-line method over fifteen years.

Income Taxes

The Company’s members have elected to be taxed as an S Corporation in which earnings and losses of the Company are included in the personal returns of the members.  As a result, no provision for federal income taxes is included in the accompanying financial statements.

NOTE 2 – ACCOUNTS RECEIVABLE

Accounts Receivable is presented in the balance sheet net of the allowance for doubtful accounts.  As of December 31, 2009, the allowance for doubtful accounts was $0.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2009 consists of:

Buildings	$187,033
Improvements	58,065
Furniture and fixtures	11,936
Machinery and equipment	18,306
275,340
Less: Accumulated depreciation	(24,182)
$251,158

Depreciation expense for 2009	$11,058

NOTE 4 – INTANGIBLE ASSETS

Intangible Assets at December 31, 2009 consists of:

Loan Fees	$5,600
Less: Accumulated amortization	(420)
$5,180

Amortization expense for 2009	$374

NOTE 5 – LINES OF CREDIT

The Company maintained a two separate lines-of-credit.  Each line renews annually, with the United Bank of Kansas note renewing in January and the US Bank note renewing in November.  The credit lines are personally guaranteed by the members.

Lines of Credit at December 31, 2009, were comprised of:
	Limit	Balance

United Bank of Kansas, 5.25% interest rate (variable)	$100,000	$99,900

US Bank, 5.25% interest rate (variable)	50,000	49,019
	$150,000	$148,919

NOTE 6 – LONG-TERM DEBT

Long-term debt at December 31, 2009 consists of the following:

Note payable at 0%, due on demand from private investor	$25,000

Commercial loan payable $263 per month including interest at
6.53%, collateralized by property and guaranteed by members,
maturing March 2033	38,551

Mortgage payable $1,179 per month including interest at 6.53%, collateralized by property and guaranteed by members,
maturing March 2031	163,928

227,479
Less: Current maturities	(29,327)
$198,152

NOTE 6 – LONG-TERM DEBT (Continued)

Maturities of long-term debt are as follows:

Year Ending
December 31	Amount

2011	$4,618
2012	4,929
2013	5,261
2014	5,615
2015	5,992
Thereafter	171,737
$198,152

NOTE 7 – CONCENTRATIONS OF CREDIT RISK

The Company maintains cash balances at a single financial institution as of December 31, 2009.  Accounts at the institution are insured by the Federal Deposit Insurance Corporation up to $250,000 for 2009.  At various times during the year, the balances the bank accounts exceed the insured limit.  The uninsured balance in all accounts was $0 at December 31, 2009.

NOTE 8 – MAJOR CUSTOMERS

The Company receives revenues from a variety of customers in a variety of industries.  More than 74% of the revenues for 2009 were received from eight clients.  During 2009, $1,424,590, or 36.8% of the annual revenues were from two clients, with 24.1%, or $933,380, received from the largest client.

INTRONIC SOLUTIONS GROUP, LLC

FINANCIAL STATEMENTS, SUPPLEMENTARY INFORMATION,
AND ACCOUNTANT’S REPORT
FOR THE THREE MONTHS ENDED MARCH 31, 2010

Ong & Company
certified public accountants

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Intronic Solutions Group, LLC
Overland Park, KS

We have reviewed the accompanying balance sheet of Intronic Solutions Group, LLC as of March 31, 2010, and the related statements of income, member’s equity and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.  All information included in these financial statements is the representation of the management of Intronic Solutions Group, LLC.

A review consists primarily of inquiries of Company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.  Accordingly, we don’t express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles.  The information included in the accompanying Schedules I is presented only for supplementary analysis purposes.  Such information has been subjected to the inquiry and analytical procedures applied in the review of the basic financial statements, and we are not aware of any material modifications that should be made thereto.

ONG & COMPANY
June 28, 2010

Corporate Woods, Building 32 · 9225 Indian Creek Parkway, Suite 100 · Overland Park, Kansas 66210 · www.OngAndCompany.com

ASSETS
Current Assets
Cash	$195,904
Accounts receivables (Note 2)	140,955
Due from Members	14,866
Total Current Assets	351,725

Property, Plant, and Equipment, Net (Note 3)	250,383

Other Assets
Intangible Assets (Note 4)	5,086

Total Assets	$607,194

LIABILITIES AND MEMBER'S EQUITY

Current Liabilities
Credit Card Financing	$74,570
Lines of Credit (Note 5)	146,153
Current portion of long-term debt (Note 6)	28,272
Other Current Liabilities	190,276
Total Current Liabilities	439,271

Long-Term Debt, Less Current Portion (Note 6)	196,324

Member's Equity (Accumulated Deficit)	(28,401)

Total Liabilities & Equity	$607,194

Contract Revenues Earned	$1,374,058

Cost of Revenues Earned	(961,781)

Gross Profit	412,277

Expenses:
General and administrative
Salaries & Wages	142,080
Payroll Taxes	101,971
Equipment Leasing	161
Bank Service Charges	847
Vehicle Lease Expense	5,379
Vehicle Expense, Other	5,387
Dues & Subscriptions	8,446
Insurance	13,018
Marketing	2,918
Meals & Entertainment	6,981
Office Supplies	1,390
Professional Fees	5,500
Telephone	7,549
Travel	25,022
Amortization	94
Depreciation	2,906
Other General & Admin Expense	3,344
Total Expenses	332,993

Income (Loss) from Operations	79,284

Other Income (Expenses)
Interest expense	(21,038)
Total Other Income (Expenses)	(21,038)

Net Income (Loss)	$58,246

MEMBER'S EQUITY (Accumulated Deficit)
Balance at December 31, 2009	(86,647)
Net Income (Loss)	58,246
Balance at March 31, 2010	$(28,401)

Cash Flows from Operating Activities
Net Income (Loss)	$58,246
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Depreciation	2,906
Amortization	94
(Increase) decrease in:
Accounts receivable	(55,626)
Increase (decrease) in:
Credit cards payable	7,058
Accrued expenses	176,551
Net cash provided by operating activities	189,229

Cash Flows from Investing Activities
Purchases of property and equipment	(2,131)
Net cash used in investing activities	(2,131)

Cash Flows from Financing Activities
Payments on lines-of-credit debt	(2,766)
Payments on long-term debt	(2,883)
Net cash used in financing activities	(5,649)

Net Increase in Cash and Cash Equivalents	181,449

Cash and Cash Equivalents at Beginning of Year	14,455

Cash and Cash Equivalents at End of Year	$195,904

Supplemental Disclosures:
Cash paid during the year for:
Income taxes	$-
Interest	$21,038

INTRONIC SOLUTIONS GROUP, LLC
NOTES TO FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2010

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

Intronic Solutions Group, LLC (the Company) is engaged in the business of supplying skilled temporary personnel to clients requiring temporary information technology personnel for short term commitments or permanent hire positions.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.  Actual results may differ from these estimates.

Revenue and Cost Recognition

The Company recognizes revenues as they are earned under the accrual method of accounting.

Costs related to revenue production are recognized in the period in which they are incurred. Selling, general and administrative costs are charged to expense as incurred.  Provisions for estimated losses on receivables are provided for on an annual basis.

Accounts Receivable

Receivables are recorded when invoices are issued and are presented in the balance sheet net of the allowance for doubtful accounts.  Receivables are written off when they are determined to be uncollectible.  The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions and the financial stability of its customers.

Depreciation

Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally from five to forty years.

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Amortization

Amortization is provided on the straight-line method over fifteen years.

Income Taxes

The Company’s members have elected to be taxed as an S Corporation in which earnings and losses of the Company are included in the personal returns of the members.  As a result, no provision for federal income taxes is included in the accompanying financial statements.

NOTE 2 – ACCOUNTS RECEIVABLE

Accounts Receivable is presented in the balance sheet net of the allowance for doubtful accounts.  As of March 31, 2010, the allowance for doubtful accounts was $0.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment at March 31, 2010 consists of:

Buildings	$187,033
Improvements	58,065
Furniture and fixtures	11,936
Machinery and equipment	20,437
277,471
Less: Accumulated depreciation	(27,088)
Net Property and equipment	$250,383

Depreciation expense for period	$2,906

NOTE 4 – INTANGIBLE ASSETS

Intangible Assets at March 31, 2010 consists of:

Loan Fees	$5,600
Less: Accumulated amortization	(514)
Net intangible assets	$5,086

Amortization expense for the period	$94

NOTE 5 – LINES OF CREDIT

The Company maintained a two separate lines-of-credit.  Each line renews annually, with the United Bank of Kansas note renewing in January and the US Bank note renewing in November.  The credit lines are personally guaranteed by the members.

Lines of Credit at March 31, 2010, were comprised of:
	Limit	Balance

United Bank of Kansas, 5.25% interest rate (variable)	$100,000	$99,900

US Bank, 5.25% interest rate (variable)	50,000	46,253
	$150,000	$146,153

NOTE 6 – LONG-TERM DEBT

Long-term debt at March 31, 2010 consists of the following:

Note payable at 0%, due on demand from private investor	$25,000

Commercial loan payable $263 per month including interest at
6.53%, collateralized by property and guaranteed by members,
maturing March 2033	38,078

Mortgage payable $1,179 per month including interest at 6.53%, collateralized by property and guaranteed by members,
maturing March 2031	161,518

224,596
Less: Current maturities	(298,272)
$196,324

NOTE 6 – LONG-TERM DEBT (Continued)

Maturities of long-term debt are as follows:

Year Ending
December 31	Amount

2011	$4,618
2012	4,929
2013	5,261
2014	5,615
2015	5,992
Thereafter	169,910
$196,324

NOTE 7 – CONCENTRATIONS OF CREDIT RISK

The Company maintains cash balances at a single financial institution as of March 31, 2010.  Accounts at the institution are insured by the Federal Deposit Insurance Corporation up to $250,000 for 2010.  At various times during the year, the balances the bank accounts exceed the insured limit.  The uninsured balance in all accounts was $0 at March 31, 2010.

NOTE 8 – MAJOR CUSTOMERS

The Company receives revenues from a variety of customers in a variety of industries.  More than 68% of the revenues for the period were received from 6 clients.  During the period, $599,004, or 43% of the revenues were from two clients, with 31%, or $430,798, received from the largest client.

NOTE 9 – SUBSEQUENT EVENTS-SALE OF COMPANY ASSETS

On April 30, 2010, the Company sold substantially all of its assets, real and personal, tangible and intangible, to a competitor for the sum of one million dollars, consisting of $300,000 in cash and $700,000 in restricted stock of the acquiring company.  The two member/managers of the Company entered into employment contracts with the acquiring company.